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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): February 8, 2000




                     CONSECO FINANCE SECURITIZATIONS CORP.
                  as seller of Manufactured Housing Contract
                  Senior/Subordinate Pass-Through Certificate
                                 Trust 1999-6
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware             (333-85037/333-85037-01)         41-1807858
----------------------------   ------------------------        -------------
(State or other jurisdiction          (Commission              (IRS employer
      of incorporation)               file number)           identification No.)


  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
  ----------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (651) 293-3400
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)
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Item 1.             Changes in Control of Registrant.
                    ---------------------------------

                    Not applicable.

Item 2.             Acquisition or Disposition of Assets.
                    -------------------------------------

                    Not applicable.

Item 3.             Bankruptcy or Receivership.
                    ---------------------------

                    Not applicable.

Item 4.             Changes in Registrant's Certifying Accountant.
                    ----------------------------------------------

                    Not applicable.

Item 5.             Other Events.
                    -------------

                    Between December 23, 1999 and February 8, 2000, the Registrant transferred approximately $219,392,104.83 of manufactured housing installment sale contracts and installment loan agreements (the "Subsequent Contracts") to the trust formed in connection with the $1,000,000,000 (approximate) Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1999-6 (the "Trust"), pursuant to the pre-funding provisions of the Pooling and Servicing Agreement dated November 1, 1999. Filed herewith as Exhibit 99.1 are tables providing information with respect to the Subsequent Contracts and the Contracts in the aggregate. Capitalized terms used herein and not defined have the meaning assigned in the Pooling and Servicing Agreement.

Item 6.             Resignations of Registrant's Directors.
                    ---------------------------------------

                    Not applicable.

Item 7.             Financial Statements and Exhibits.
                    ----------------------------------

                    (a)    Financial statements of businesses acquired.

                           Not applicable.

                    (b)    Pro forma financial information.


                                        2

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                           Not applicable.

                    (c)    Exhibits.

                           The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


                                        3
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        Exhibit No.     Description
        -----------     -----------
          99.1          Information regarding approximately $219,392,104.83 of
                        Subsequent Contracts to be transferred to the trust formed in connection with the $1,000,000,000
                        (Approximate) Manufactured Housing Contract
                        Senior/Subordinate Pass-Through Certificates, Series
                        1999-6 on February 8, 2000.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CONSECO FINANCE SECURITIZATIONS CORP.

                                       By: /s/ Phyllis A. Knight
                                           -----------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and Treasurer

                                       4

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                                INDEX TO EXHIBITS


Exhibit
Number                                                                Page
-------                                                               ----
 99.1     Information regarding approximately $219,392,104.83 of  Electronically
          Subsequent Contracts to be transferred to the trust        Filed
          formed in connection with the $1,000,000,000
          (Approximate) Manufactured Housing Contract Senior/
          Subordinate Pass-Through Certificates, Series
          1999-6 on February 8, 2000.